UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 11, 2016

JACKSONVILLE BANCORP, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-30248	59-3472981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 North Laura Street, Suite 1000 Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

(904) 421-3040
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 5.02 is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective March 11, 2016, Jacksonville Bancorp, Inc. (the “Company”) merged with and into Ameris Bancorp (“Ameris”), with Ameris continuing as the surviving corporation, pursuant to the Agreement and Plan of Merger dated as of September 30, 2015 (the “Merger Agreement”) between the Company and Ameris (the “Merger”).

Pursuant to the Merger Agreement, each outstanding share of the Company’s common stock and nonvoting common stock was automatically converted into the right to receive merger consideration consisting of either: (i) 0.5861 shares of Ameris’s common stock, or (ii) $16.50 in cash, without interest; provided, that the total consideration will be prorated as necessary to ensure that 25% of the total outstanding shares of the Company’s common stock and nonvoting common stock will be exchanged for cash and 75% of the total outstanding shares of the Company’s common stock and nonvoting common stock will be exchanged for shares of Ameris’s common stock (the “Merger Consideration”).

Immediately following the Merger, The Jacksonville Bank, the Florida banking subsidiary that was wholly-owned by the Company before the Merger, was merged with and into Ameris Bank, a Georgia banking corporation and wholly-owned subsidiary of Ameris.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 11, 2016, in connection with the anticipated closing of the Merger, the Company notified the NASDAQ Stock Market (“NASDAQ”) that each share of the Company’s common stock would be cancelled and converted into the right to receive the Merger Consideration, and requested that trading of the Company’s common stock on NASDAQ be suspended after the close of trading on March 11, 2016. In addition, the Company requested that NASDAQ file with the Securities and Exchange Commission a Form 25 (Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934) to delist the Company’s common stock from NASDAQ and to terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Ameris, as the surviving corporation in the Merger, intends to file a Form 15 (Certification and Notice of Termination) to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

As a result of the Merger, holders of the Company’s common stock and nonvoting common stock immediately prior to the effective time of the Merger ceased having any rights as shareholders of the Company (other than their right to receive the Merger Consideration).

The information set forth in Items 2.01, 3.01, and 5.03 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Merger, on March 11, 2016, each of the Company’s directors and executive officers ceased serving in such capacities.  Also on March 11, 2016, the respective employment agreements among the Company, The Jacksonville Bank and each of the executive officers were terminated.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement and as a condition to closing the Merger, the Company’s articles of incorporation were amended to delete the right of holders of the Company’s nonvoting common stock to elect to receive nonvoting securities of Ameris in the Merger.  The amendment was effective prior to the Merger on March 11, 2016.

A copy of the amendment to the Company’s articles of incorporation is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 11, 2016, the Company held a special meeting of its shareholders for the purpose of voting on the following proposals:

1.	To approve the Merger Agreement and the transactions contemplated in the Merger Agreement including, among other things, the Merger (the “Merger Proposal”);

2.	To approve an amendment to the Company’s articles of incorporation to eliminate the right, as it relates to the Merger, of holders of the Company’s nonvoting common stock to elect to receive nonvoting securities of Ameris (the “Charter Amendment Proposal”); and

3.	To approve, on a non-binding advisory basis, the compensation that certain of the Company’s executive officers may receive under existing agreements or arrangements with the Company in connection with the Merger (the “Merger-Related Compensation Proposal”) .

The following is a summary of the final voting results for each of the foregoing proposals.

Proposal 1.  The Company’s shareholders approved the Merger Proposal by the following votes:

	For	Against	Abstain

Common Stock	3,267,686	352	38
Nonvoting Common Stock	1,825,318	-	-

Proposal 2.  The Company’s shareholders approved the Charter Amendment Proposal by the following votes:

	For	Against	Abstain

Common Stock	3,267,502	374	200
Nonvoting Common Stock	1,825,318	-	-

Proposal 3.  The holders of the Company’s common stock approved Merger-Related Compensation Proposal, on a non-binding advisory basis, by the following votes:

	For	Against	Abstain

Common Stock	3,143,387	124,437	252

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

2.1
Agreement and Plan of Merger, dated as of September 30, 2015, by and between the Company and Ameris (incorporated herein by reference to Exhibit 2.1 of the Company’s Form 8-K filed on October 1, 2015, File No. 000-30248)

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of March 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIS BANCORP, as successor by merger to Jacksonville Bancorp, Inc.

	By:	/s/ Dennis J. Zember Jr.
	Name:	Dennis J. Zember Jr.
	Title:	Executive Vice President and Chief Financial Officer
Date: March 14, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1
Agreement and Plan of Merger, dated as of September 30, 2015, by and between the Company and Ameris (incorporated herein by reference to Exhibit 2.1 of the Company’s Form 8-K filed on October 1, 2015, File No. 000-30248)

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of March 11, 2016